Schedule 14A.
                     Information Required in Proxy Statement
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X].
Filed by a Party other than the Registrant [ ].

Check the appropriate box:
[ ]  Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material under ss. 240.14a-12.

                               Care Concepts, Inc.
                               -------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11:

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

--------------------------------------------------------------------------------

                                  Schedule 14A

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 18, 2002
                          AT 10:00 A.M., MOUNTAIN TIME

                                 OCTOBER 7, 2002

To our Stockholders:

     On behalf of Care Concepts' Board of Directors, I am pleased to invite you to attend a special meeting of stockholders. The Special Meeting will be held on October 18, 2002 at 10:00 a.m. at the law offices of Michael J. Tauger, located at 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111.

     Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

     The purpose of the Special Meeting is to consider and act upon a proposal to amend Care Concepts' Amended and Restated Certificate of Incorporation to effect a reverse stock split and any other matters that properly come before the Special Meeting. The attached Proxy Statement, with formal notice of the Special Meeting on the first page, describes these matters in detail. We urge you to review these materials carefully and to use this opportunity to take part in the Company's affairs by voting on the matters described in this Proxy Statement. We hope that you will be able to attend the Special Meeting.

     Your vote is important. Whether or not you plan to attend the Special Meeting, I hope you will vote as soon as possible. You may vote in person or by mailing a proxy card. Voting by written proxy will ensure your representation at the Special Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank you for your ongoing support of and continued interest in Care Concepts, Inc.

                                             Sincerely,

                                             /s/ Earnest Mathis
                                             ------------------
                                             Earnest Mathis
                                             Chief Executive Officer

                                TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS......................................1

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION...........................2
   GENERAL INFORMATION.........................................................2
   WHAT IS THE PURPOSE OF THE SPECIAL MEETING?.................................2
   ARE THERE OTHER MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?..............2
   WHO CAN VOTE AT THE SPECIAL MEETING?........................................2
   HOW DO I VOTE?..............................................................2
   VOTING IN PERSON............................................................3
   WHAT CONSTITUTES A QUORUM?..................................................3
   WHAT VOTE IS REQUIRED TO APPROVE THE REVERSE STOCK SPLIT?...................3
   HOW WILL VOTES BE COUNTED?..................................................3

PROPOSAL 1: AMENDMENT TO THE CERTIFICATE OF INCORPORATION......................4
   GENERAL INFORMATION.........................................................4
   REASONS FOR THE REVERSE STOCK SPLIT.........................................4
   POTENTIAL RISKS OF THE REVERSE STOCK SPLIT..................................4
   POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT................................4
   ACCOUNTING MATTERS..........................................................5
   EFFECT ON AUTHORIZED AND OUTSTANDING SHARES.................................5
   POTENTIAL ODD LOTS..........................................................5
   INCREASE OF SHARES OF
       COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE..............................6
   POTENTIAL ANTI-TAKEOVER EFFECT..............................................6
   EFFECTIVENESS OF THE REVERSE STOCK SPLIT....................................6
   FRACTIONAL SHARES...........................................................7
   CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................................7
   APPRAISAL RIGHTS............................................................7
   RECOMMENDATION..............................................................7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................8

OTHER MATTERS..................................................................9
   INSPECTOR OF ELECTION.......................................................9
   STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS..............................9
   COSTS OF SOLICITATION.......................................................9

ANNEX A.......................................................................10
   CERTIFICATE OF AMENDMENT TO THE AMENDED
       AND RESTATED CERTIFICATE OF INCORPORATION..............................10

PROXY.........................................................................12

                               CARE CONCEPTS, INC.

                        2560 West Main Street, Suite 200
                            Littleton, Colorado 80120
                                  303 794-9450

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. on October 18, 2002

PLACE: Law offices of Michael J. Tauger, 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111

ITEMS OF BUSINESS: (1) Approval of an amendment to Care Concepts' Amended and Restated Certificate of Incorporation effecting a one share for 50 shares reverse split of Care Concepts' common stock; and (2) Any other business that may properly come before the Special Meeting or any adjournment of the Special Meeting.

RECORD DATE: You are entitled to vote if you were a stockholder at the close of business on September 23, 2002.

MEETING ADMISSION: The Special Meeting will begin promptly at 10:00 a.m.

VOTING BY PROXY: Please submit a proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, refer to the information beginning on page 2 of this Proxy Statement and the instructions on the proxy card.


                                             By Order of the Board of Directors,

                                             /s/ James Eller
                                             ---------------
                                             James Eller
                                             Secretary




                     THIS NOTICE OF MEETING, PROXY STATEMENT
                           AND ACCOMPANYING PROXY CARD
               ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 7, 2002.

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL INFORMATION.

     The Board of Directors (the "Board") of Care Concepts, Inc., a Delaware corporation (sometimes referred to as the "Company" or "Care Concepts"), is providing this Proxy Statement in connection with a Special Meeting of stockholders, which will take place on October 18, 2002 and at any postponement or adjournment thereof (the "Special Meeting"). Whether or not you plan to attend the Special Meeting in person, please return your executed proxy card in the enclosed postage prepaid and addressed envelope, and your shares will be voted in accordance with your wishes.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Special Meeting, you will be asked to consider and vote on the matters described in the accompanying Notice of Special Meeting, including considering and acting upon a proposal to amend Care Concepts' Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the issued and outstanding shares of Care Concepts' common stock at a ratio of one-for-fifty.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?

     The Board of Directors does not know of any other matters that may come before the Special Meeting. Delaware law and Care Concepts' bylaws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, it is not expected that any other matters will come before the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

WHO CAN VOTE AT THE SPECIAL MEETING?

     In order to vote, you must have been a stockholder of record at the close of business on September 23, 2002 (which is referred to as the "record date"). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

     On the record date, there were 29,999,950 shares of Care Concepts' common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

HOW DO I VOTE?

     You may vote by signing your proxy card, or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope.

     Any stockholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised: (1) by delivering written notice prior to the Special Meeting to the Secretary of the Company at the above address; (2) by voting the shares represented by such proxy in person at the Special Meeting; or (3) by giving a later dated proxy at any time before the voting at the Special Meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

VOTING IN PERSON.

     Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Special Meeting. Shares held in street name may be voted in person by you at the Special Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

WHAT CONSTITUTES A QUORUM?

     In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

WHAT VOTE IS REQUIRED TO APPROVE THE REVERSE STOCK SPLIT?

     The affirmative vote of the holders of 66 2/3% of the shares of common stock outstanding on the record date is required to approve the Certificate of Amendment to the Amended and Restated Certificate of Incorporation effecting the reverse stock split.

HOW WILL VOTES BE COUNTED?

     You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" the reverse stock split and in the discretion of the proxy holders on any other matters that properly come before the Special Meeting).

     In accordance with Delaware law, if a stockholder abstains from voting on an action, that stockholder's shares will still be counted for determining whether the requisite number of stockholders attended the Special Meeting. If a broker does not vote on any particular action because it does not have the authority to do so (a "broker non-vote"), but does vote on other actions, the shares will still be counted for determining whether the requisite number of stockholders attended the meeting. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any matters being voted on at the Special Meeting.

            PROPOSAL 1: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF CARE CONCEPTS' COMMON STOCK

GENERAL INFORMATION.

     Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend Article Fourth of the Care Concepts' Amended and Restated Certificate of Incorporation authorizing a reverse split of the shares of our common stock at a ratio of one share for each 50 shares currently outstanding. The form of the proposed amendment is annexed to this Proxy Statement as Annex A. The amendment to the Amended and Restated Certificate of Incorporation will effect the reverse stock split by reducing the number of shares of our common stock issued and outstanding, but will not increase the par value of our common stock, and will not change the number of authorized shares of our common stock.

REASONS FOR THE REVERSE STOCK SPLIT.

     The purpose of the reverse stock split is to increase the market price per share of our common stock and facilitate the Company locating and acquiring a business opportunity. The Board believes that by giving effect to a reverse split, the resulting decrease in the number of shares outstanding is likely to improve the trading price of our common stock and will facilitate the Company locating and acquiring a business opportunity by increasing the number of shares available to effect an acquisition.

POTENTIAL RISKS OF THE REVERSE STOCK SPLIT.

     If the Board does effect a reverse stock split there can be no assurance that the bid price of our common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The market price of our common stock will also be based on our financial performance, market condition and the market perception of our future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT.

     Pursuant to the reverse stock split, each holder of 50 shares of our common stock, par value $.001 per share, immediately prior to the effectiveness of the reverse stock split will become a holder of one share of our common stock, par value $.001 per share, after consummation of the reverse stock split.

ACCOUNTING MATTERS.

     The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated par value capital on our balance sheet attributable to our common stock will be reduced to one-fiftieth (1/50) of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of our common stock will be increased because there will be fewer shares of our common stock outstanding.

EFFECT ON AUTHORIZED AND OUTSTANDING SHARES.

     We are currently authorized to issue a maximum of 30,000,000 shares of common stock. As of August 30, 2002, there were 29,999,950 shares of our common stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of common stock will not change as a result of the reverse stock split, the number of shares of common stock issued and outstanding will be reduced to a number that will be approximately equal to (i) the number of shares of our common stock issued and outstanding immediately prior to the effectiveness of the reverse stock split, divided by (ii) fifty. Although the reverse stock split would not, by itself, be dilutive to the existing shareholders, the issuance for any reason of additional shares available as a result of the reverse stock split would dilute existing shareholders.

     With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our common stock prior and subsequent to the reverse stock split will remain the same. Following the effective date of the reverse stock split, it is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the reverse stock split.

     The reverse stock split will be effected simultaneously for all of our common stock and the exchange ratio will be the same for all of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in Care Concepts, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. See "Fractional Shares" below. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

     Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, we are subject to periodic reporting and other requirements. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act.

POTENTIAL ODD LOTS.

     If approved, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

INCREASE OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE.

     As a result of the reverse stock split, there will be a reduction in the number of shares of our common stock issued and outstanding, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse stock split. The increase in available shares could be used for any proper corporate purpose approved by the Board including, among other purposes, future business opportunity acquisitions or financing transactions. We have no current plans to issue any of the additional authorized but unissued shares of our common stock that will become available as a result of the reverse stock split and the corresponding amendment to our Amended and Restated Certificate of Incorporation. It should also be noted that our Board of Directors may possibly issue additional shares of our common stock that will be available for issuance after the reverse stock split without the need for further shareholder approval, unless such approval is specifically required by applicable law or rules of any securities market in which our securities may be traded.

POTENTIAL ANTI-TAKEOVER EFFECT.

     Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of Care Concepts with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal, our Board does not currently contemplate recommending the adoption of any other amendments to our Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Care Concepts.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT.

     The reverse stock split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of our Amended and Restated Certificate of Incorporation in substantially the form of the Certificate of Amendment attached to this Proxy Statement as Annex A. It is expected that such filing will occur on or shortly after the date of the Special Meeting, assuming the stockholders approve the reverse stock split.

     Commencing upon the date of the filing of the amendment effecting the reverse stock split with the Secretary of State of the State of Delaware, each certificate of our common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split. As soon as practicable after the effective date, stockholders will be notified as to the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates representing shares of common stock prior to the reverse stock split in exchange for certificates representing shares of common stock after the reverse stock split. We intend to use Executive Registrar & Transfer Agency, Inc. as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse stock split.

FRACTIONAL SHARES.

     We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. We are doing this so that we may avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split. The shares do not represent separately bargained for consideration.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

     The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The receipt of the common stock following the effective date of the reverse stock split, including whole shares issued in lieu of fractional shares, solely in exchange for the common stock held prior to the reverse stock split will not generally result in a recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefor, and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by Care Concepts as a result of the reverse stock split.

APPRAISAL RIGHTS.

     No appraisal rights are available under the Delaware General Corporation Law or under our Amended and Restated Certificate of Incorporation or bylaws to any stockholder who dissents from the proposal to approve the amendment to the Amended and Restated Certificate of Incorporation to effect the reverse stock split.

RECOMMENDATION.

     The Board of Directors unanimously recommends a vote "FOR" the amendment to Care Concepts' Amended and Restated Certificate of Incorporation to effect a reverse stock split.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership, as of August 30, 2002, concerning:

     o    each beneficial owner of more than 5% of Care Concepts' common stock;

     o beneficial ownership by all current Care Concepts' directors, director nominees and our chief executive officer. There have been no paid officers as of the year ending December 31, 2001 and the period from December 31, 2001 to the date of this Proxy Statement; and

     o beneficial ownership by all current Care Concepts' directors and Care Concepts' executive officers as a group.

     Unless otherwise indicated, the address of each beneficial owner listed below is c/o Care Concepts, Inc., 2560 West Main Street, Suite 200, Littleton, Colorado 80120.

Name and Address                     Number of Shares of     Percentage of Class
of Beneficial Owner                  Common Stock Owned        of Common Stock
-------------------                  ------------------        ---------------
Jack D. Kelley (1) (2)
3118 W. Thomas, Suite 707
Phoenix, AZ  85017                        6,269,175                 20.9%

Brian J. Kelley (1) (3)
3118 W. Thomas, Suite 707
Phoenix, AZ  85017                        4,860,994                 16.2%

Derold L. Kelley (1)
3118 W. Thomas, Suite 707
Phoenix, AZ  85017                        2,007,500                  6.7%

Earnest Mathis (4)
2560 W. Main Street, Suite 200
Littleton, Colorado 80120                 6,806,000                 22.7%

Gary A. Agron
5445 DTC Parkway, Suite 520
Greenwood Village, CO 80111               6,806,000                 22.7%

All Officers and Directors
  as a Group (4 persons)                 15,082,675                 50.3%

(1)  Jack D. Kelley is the father of Brian and Derold L. Kelley.
(2)  Includes 500,000 shares owned by Jane Kelley, Jack D. Kelley's spouse.
(3) Includes 10,000 shares owned by the Paradise Irrevocable Trust and 35,598 shares owned by the Jack D. Kelley Revocable Trust. Brian J. Kelley is the Trustee of both trusts.
(4) The shares controlled by Earnest Mathis, an officer and director of the Company, are held in the name of Mathis Family Partners, Ltd. of which Mr. Mathis is the general partner.

                                  OTHER MATTERS

INSPECTOR OF ELECTION.

     A representative of Executive Registrar & Transfer Agency, Inc., Care Concepts' transfer agent, will tabulate the votes and act as the inspector of election.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS.

     If you would like to make a proposal at Care Concepts' 2003 annual stockholder meeting or any special meeting held in lieu of the 2003 annual stockholder meeting, you must comply with the notice provisions in Article II,
Section 8 of Care Concepts' bylaws. To make such a proposal, you must give Care Concepts written notice describing the proposal not less than ninety days nor more than one hundred twenty days before the scheduled date of the annual stockholder meeting and you must be a record or beneficial shareholder at the time of the notice and entitled to vote at such meeting. Such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

COSTS OF SOLICITATION.

     Care Concepts will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

     October 7, 2002                             Earnest Mathis
                                                 President

     Please complete, date and sign the accompanying proxy card by mail in the postage-paid envelope provided. The signing of the Proxy card will not prevent your attending the Special Meeting and voting in person.



                                     ANNEX A

                            CERTIFICATE OF AMENDMENT
                           TO THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CARE CONCEPTS, INC.

     Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, Care Concepts, Inc. a Delaware corporation (the "Corporation"), adopts the following Certificate of Amendment to its Amended and Restated Certificate of Incorporation:

     I. The name of the Corporation is: Care Concepts, Inc.

     II. Article Fourth of the Amended and Restated Certificate of Incorporation is hereby amended as follows:

     By inserting the following after the paragraph numbered 2 of Article
Fourth:

     "3. Simultaneously with the effective date of this Certificate of Amendment (the "Effective Date") all issued and outstanding shares of Common Stock, par value $.001 per share ("Existing Common Stock") shall be and hereby are automatically combined and reclassified (the "Reverse Split"), such that each 50 shares of Existing Common Stock shall be combined and reclassified (the "Reverse Split") as one share of issued and outstanding Common Stock, par value $.001 per share ("New Common Stock"). The Corporation shall not issue fractional shares on account of the Reverse Split. Any fractional share resulting from such change shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent bargained for consideration.

     The Corporation shall, through its transfer agent, provide certificates representing New Common Stock to holders of Existing Common Stock in exchange for certificates representing Existing Common Stock. From and after the Effective Date, certificates representing shares of Existing Common Stock are hereby canceled and shall represent only the right of holders thereof to receive New Common Stock.

     From and after the Effective Date, the term "New Common Stock" as used in this Article Fourth shall mean Common Stock as provided in the Amended and Restated Certificate of Incorporation."

     III. The foregoing amendment was duly approved and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the bylaws of the Corporation at a meeting of the Board of Directors of the Corporation on September 20, 2002 at which a quorum was present and acting throughout. The Board of Directors declared the advisability of the amendment and directed that the amendment be submitted to the stockholders of the Corporation for approval.

     IV. At a special meeting of the stockholders of the Corporation held on October 30, 2002, a 66?% of the shares of outstanding Common Stock entitled to vote thereon was voted in favor of the amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware and Article Eighth of the Corporation's Amended and Restated Certificate of Incorporation.

     V. This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Care Concepts this _____ day of ________________, 2002.

                                            Care Concepts, Inc.


                                            By:
                                            Title:




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


                                   DETACH HERE


                                      PROXY

                               CARE CONCEPTS, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 18, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Care Concepts, Inc. ("Care Concepts"), revoking all prior proxies, hereby appoints Earnest Mathis and James Eller, or either of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of Care Concepts which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the law offices of Michael J. Tauger, 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111, on Friday, October 18, 2002, beginning at 10:00 a.m., local time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders dated September 24, 2002 and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Attendance of the undersigned at the Special Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR SUCH PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

SEE                                                                          SEE
REVERSE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE             REVERSE
SIDE                                                                        SIDE





CARE CONCEPTS, Inc.
C/O EXECUTIVE REGISTRAR & TRANSFER AGENCY, INC.
3118 W. Thomas, Suite 707
Phoenix, AZ  85017


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


                                   DETACH HERE


|X|  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

                                                      FOR     AGAINST    ABSTAIN
1.   Approval of an amendment to Care Concepts'       |_|       |_|        |_|
     Amended and Restated Certificate of
     Incorporation effecting a one-for-fifty
     reverse split of Care Concepts' common
     stock; and

2 Any other business that may properly come before the Special Meeting or any adjournment of the Special Meeting.


                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|


     Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need to be affixed if mailed in the United States. Please sign exactly as your name or names appear(s) on your stock certificate. If you hold shares as joint tenants, both should sign. If the stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                    Date:
            ---------------------------              ---------------------------

Signature:                                    Date:
            ---------------------------              ---------------------------






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